Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dennis J. McGonigle, Chief Financial Officer of SEI Investments Company, a Pennsylvania corporation (the “Company”), hereby certify that, based on my knowledge:

(1) The Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2003
/s/ DENNIS J. MCGONIGLE

Dennis J. McGonigle Chief Financial Officer

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